SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [ X ]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[   ] Preliminary proxy statement.          [   ]  Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ] Definitive proxy statement.
[ X ] Definitive additional materials.
[   ] Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box): [X] No fee required.
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[    ] Fee paid previously with preliminary materials.

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[    ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)    Amount previously paid:

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(4)    Date Filed:

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[NVEST FUNDS LOGO APPEARS HERE]


                                                        Now both Internet voting
                                                        and toll-free telephone
                                                        voting available to you!
                                                               Respond now.


March 2001



Dear Nvest Star Advisers Fund Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for Nvest Star Advisers Fund that requires your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The change is part of our ongoing commitment to pursue consistent and competitive long-term performance through quality management.


Q. What is the                  Janus Capital Corporation determined to
Proposal about?                 resign as a sub- adviser to Nvest Star
                                Advisers Fund and notified Nvest Funds
                                Management, L.P. of that decision in
                                February. As a result, the Nvest Funds Board of Trustees has voted to terminate the contract with Janus Capital Corporation in order to appoint Loomis Sayles as sub-adviser for this segment on an interim basis, pending shareholder approval. The mid-cap growth team at Loomis Sayles, led by Chris Ely, manages the portfolio effective as of March 1, 2001.
                                The primary reason for Janus' decision
                                relates to diverging business interests of Janus and Nvest Funds Management. This new agreement will become effective May 1, 2001, pending shareholder approval. YOUR VOTE IS
                                NECESSARY TO APPROVE THE PROPOSED NEW
                                SUBADVISORY AGREEMENTS.


Q. What strengths               The Loomis, Sayles & Company mid-cap growth
does the Loomis team            team is a highly regarded institutional and
bring to the Fund?              retail fund manager. The three-member Ely
                                team has over 40 years of investment
                                experience, including working together for several years. They also manage an aggressive mid-cap growth fund and a small-cap growth fund at Loomis, and a small-cap segment of Nvest Star Small Cap Fund. The three team members are intimately familiar with the management, culture and competitive nuances of many mid-cap company stocks since the team first researched these holdings as growing small-cap companies. They have established guidelines, price targets and buy-sell disciplines, as well as the research strength of Loomis Sayles.


                                                                  (Over, please)

                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                               www.nvestfunds.com

Q. How will the                 The overall Fund objectives remain the same.
proposed changes                The Fund will be well-diversified with the
affect the Fund?                four segments. Recently, with this transition
                                from Janus to Loomis Sayles, the assets of the Fund were re-allocated among the four segments to enhance diversification. Nvest
                                Funds Management, L.P., the Fund's adviser, feels strongly these changes are very positive and will contribute to the Fund's long-term performance and benefit shareholders.


Remember - Your Vote            Your vote is extremely important, even if you
Counts!                         only own a few Fund shares. Voting promptly
                                is also important. If we do not receive
                                enough votes, we will have to resolicit
                                shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King &
                                Company, a proxy solicitation firm.


You can vote on the             You can use the Internet or your telephone if
Internet, or by                 you want to vote electronically. Please see
toll-free telephone,            your proxy card for more information. Just
if you prefer.                  follow the helpful instructions. If you do
                                vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone or the Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative, or 800-225-5478 to talk with an Investor Service and Marketing representative.


Sincerely,




/s/  John T. Hailer
-------------------
     John T. Hailer
     President




SA10-0301

                            NVEST STAR ADVISERS FUND
                            c/o Nvest Funds Trust I
                              399 Boylston Street
                                Boston, MA 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2001

     A Special Meeting of Shareholders of Nvest Star Advisers Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at 2:00 p.m., for the following purposes:

     1. To approve a new sub-advisory agreement relating to a segment of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

                                        By order of the Board of the Trustees,



                                        JOHN E. PELLETIER, Secretary

March 16, 2001


PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            NVEST STAR ADVISERS FUND
                            c/o Nvest Funds Trust I
                              399 Boylston Street
                                Boston, MA 02116

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nvest Funds Trust I (the "Trust") for use at the special meeting of shareholders of Nvest Star Advisers Fund (the "Fund"), a series of the Trust, to be held at the offices of Nvest Funds Distributor, L.P. ("Nvest Distributor"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at 2:00 p.m., and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders of record as of February 28, 2001 (the "Record Date") beginning on or about March 16, 2001. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT TO ITS SHAREHOLDERS. A COPY OF THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 2000 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO NVEST DISTRIBUTOR AT ITS ADDRESS SET FORTH ABOVE OR BY CALLING (800) 225-5478. IN ADDITION, THE FUND'S ANNUAL REPORT IS AVAILABLE ON ITS WEBSITE AT WWW.NVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THEN "FINANCIAL REPORTS.")

     This Proxy Statement consists of three parts.

     PART I contains general information relating to the Meeting.

     PART II contains information relating to Proposal 1, the proposed new Sub-Advisory Agreement for the Segment (as defined in Part II below) of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P. ("Loomis Sayles").

     PART III contains information about the Trust, Nvest Management, Loomis Sayles and certain brokerage and other miscellaneous matters.

I. GENERAL INFORMATION

     All shareholders of record on February 28, 2001, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The number of shares of beneficial interest of each class of the Fund issued and outstanding as of the Record Date was approximately 29,160,516.957 for Class A; 39,018,100.378 for Class B; 7,181,175.820 for Class
C; and 3,937,726.656 for Class Y. The total number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was approximately 79,297,519.811.

     Timely, properly executed proxies will be voted as you instruct. You may vote via the enclosed proxy card, or via the internet or by telephone using the enclosed instructions. If you return the enclosed proxy and no choice is indicated, your proxy will be voted in favor of Proposal 1 as set forth in the attached Notice of Meeting. Votes made via the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a written revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (utilizing the enclosed proxy or via the internet or by telephone), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers of the Fund or by employees or agents of Nvest Management, Loomis Sayles or of CIAMNA and its affilitated companies. In addition, the firm of D.F. King & Co., Inc. may be engaged to assist in the solicitation of proxies, at a cost which is not expected to exceed $50,000, plus reimbursement of such firm's out-of-pocket expenses.

II. PROPOSAL 1: NEW SUB-ADVISORY AGREEMENT

     The Fund is a multi-manager fund, which means that the Fund's portfolio is divided into four distinct segments, managed by different money management firms as sub-advisers to Nvest Management, which serves as the adviser to the Fund. Until recently, Janus Capital Corporation ("Janus") managed one of the segments of the Fund, pursuant to a Sub-Advisory Agreement dated October 30, 2000, among the Trust on behalf of the Fund, Nvest Management and Janus (the "Previous Sub-Advisory Agreement").

     The Trustees have approved, and recommend that the shareholders of the Fund approve, a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for the Fund among the Trust on behalf of the Fund, Nvest Management and Loomis Sayles (Proposal 1). The New Sub-Advisory Agreement is substantially similar to the Previous Sub-Advisory Agreement which was, until recently, in effect among the Trust on behalf of the Fund, Nvest Management and Janus, except as described below under "Interim and New Sub-Advisory Agreements." THE NEW SUB-ADVISORY AGREEMENT WILL NOT AFFECT THE AGGREGATE MANAGEMENT AND SUB-ADVISORY FEES PAID BY THE FUND.

ADVISORY AGREEMENT

     Nvest Management (or its predecessor) has acted as the Fund's adviser since July 7, 1994, and currently acts as the Fund's adviser pursuant to an advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees of the Trust approved the Advisory Agreement at a meeting held on August 25, 2000, and the Fund's shareholders approved the Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.) This acquisition was consummated on October 30, 2000.

     Under the Advisory Agreement, Nvest Management has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that Nvest Management will, subject to Nvest Management's right to delegate such responsibilities to other parties, provide to the Fund with both
(1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to Nvest Management is 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of such assets over $1 billion. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Nvest Management under the Advisory Agreement was $8,398,283.

PREVIOUS SUB-ADVISORY AGREEMENT

     Nvest Management has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to different sub-advisers, each sub-adviser managing one or more different segments of the Fund's portfolio. Until February 28, 2001, Nvest Management delegated its responsibility for managing the assets of one such segment (the "Segment") to Janus pursuant to the Previous Sub-Advisory Agreement, which was dated October 30, 2000. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on August 25, 2000 and was last submitted to the Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Sub-Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. described above. Under the terms of the Previous Sub-Advisory Agreement, Janus was authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Janus was also required to report periodically to Nvest Management and the Trustees of the Trust.

     The Previous Sub-Advisory Agreement provided for sub-advisory fees payable by Nvest Management to Janus at an annual rate of 0.55% of the first $50 million of the Segment's average daily net assets and 0.50% of such assets in excess of $50 million. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Janus under the previous Sub-Advisory Agreement was $3,236,400.

INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     In February 2001, Janus informed Nvest Management of its intention to resign as sub-adviser to the Segment. Nvest Management therefore recommended and the Trustees of the Trust determined that it would be appropriate for Loomis Sayles to assume responsibility for the day-to-day management of the Segment's portfolio as sub-adviser. Thus, upon the recommendation of Nvest Management, the Trustees voted on February 23, 2001 to terminate the Previous Sub-Advisory Agreement as of the close of business on February 28, 2001 and to approve both
(i) an interim sub-advisory agreement between Nvest Management and Loomis Sayles to be effective on March 1, 2001 and to continue for a period of 150 days or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (the "Interim Sub-Advisory Agreement"), by which Nvest Management appointed Loomis Sayles to act as sub-adviser to the Segment beginning March 1, 2001, and (ii) the New Sub-Advisory Agreement, by which Loomis Sayles would, following approval of the New Sub-Advisory Agreement by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement, which in turn are substantially identical to those of the Previous Sub-Advisory Agreement, except that (a) all references to Janus in the Previous Sub-Advisory Agreement have been changed to Loomis Sayles in the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, and (b) a provision addressing the use of a customer's or consumer's non-public personal information has been added to the interim and New Sub-Advisory Agreements. The fee rate payable by the Fund to Loomis Sayles under the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreement is identical to the rate previously paid by the Fund to Janus under the Previous Sub-Advisory Agreement, which is: 0.55% of the first $50 million of the Segment's average daily net assets and 0.50% of such assets in excess of $50 million.

     The New Sub-Advisory Agreement is subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreement went into effect on March 1, 2001, pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act") which, under certain conditions, allows such agreements to take effect, and to continue for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after April 20, 2001, at which time the Interim Sub-Advisory Agreement would terminate and Loomis Sayles would begin serving as sub-adviser under the New Sub-Advisory Agreement.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT. In making this recommendation, the Trustees considered the performance record of the Loomis Sayles management team relative to benchmarks and competitor funds. In addition, the Trustees considered the perceived investment capabilities of Loomis Sayles and its portfolio management personnel and the fact that the sub-advisory fee rate would not be increasing as a result of the change in subadvisers.

     The primary reason for Janus' decision to resign relates to divergence of business interests of Janus and Nvest Management.

     The Securities and Exchange Commission issued an order to the Trust and Nvest Management that permits Nvest Management to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with Nvest Management, if approved by the Board of Trustees. Loomis Sayles is an affiliate of Nvest Management as described in "Other Information - Information About Loomis Sayles." Therefore, the exemption does not apply to the New Sub-Advisory Agreement and the New Sub-Advisory Agreement can take effect only if approved by vote of the Fund's shareholders.

LOOMIS SAYLES AS SUB-ADVISER OF THE SEGMENT

     In deciding to approve the appointment of Loomis Sayles as sub-adviser to the Segment and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services to the Segment. The Trustees also reviewed information about Loomis Sayles' proposed approach to managing the Segment's portfolio. Loomis Sayles' investment approach uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek growth-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.

     Christopher Ely, Philip Fine and David Smith co-manage the Segment's portfolio under the Interim Sub-Advisory

Agreement and would continue to be the Segment's co-portfolio managers under the New Sub-Advisory Agreement. Messrs. Ely, Fine and Smith, Vice Presidents of Loomis Sayles, joined the company in 1996. Prior to joining Loomis Sayles, Messrs. Ely, Fine and Smith were portfolio managers at Keystone Investment Management Company.

     Messrs. Ely, Fine and Smith also serve as co-portfolio managers for the Loomis segment of the Nvest Star Small Cap Fund.

RESTRUCTURING COSTS

     At the time of the transition from Janus on March 1, 2001, Loomis Sayles reviewed the existing portfolio holdings of the Segment and determined that it was not necessary to immediately sell any holdings to conform the Segment's portfolio to Loomis Sayles' judgment as to stock selection although Loomis Sayles expects to sell some holdings in the future. Also on March 1, 2001, Nvest Management re-allocated the assets of the Fund among the segments resulting in a substantially equal amount of assets in each of the four segments. Brokerage costs and other transactional expenses resulting from this re-allocation were borne by the Fund.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     A copy of the New Sub-Advisory Agreement is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

     The New Sub-Advisory Agreement, which will take effect (assuming shareholder approval) on or soon after April 20, 2001, requires Loomis Sayles to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of Nvest Management. Under the terms of the New Sub-Advisory Agreement, Loomis Sayles is authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles is required to report periodically to Nvest Management and the Trustees of the Trust. The New Sub-Advisory Agreement provides that the Fund shall compensate Loomis Sayles at the annual rate of 0.55% of the first $50 million of the Segment's average daily net assets, and 0.50% of such assets in excess of $50 million. As of December 31, 2000, the net assets of the Segment were approximately $502,884,000.

     The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested per-sons," as that term is defined in the the 1940 Act, of the Trust, Nvest Management or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by Nvest Management and Loomis Sayles and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its "assignment", as defined in the 1940 Act. The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreement is non-exclusive with respect to Loomis Sayles' services.

     The New Sub-Advisory Agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     Under the Previous Sub-Advisory Agreement for the fiscal year ended December 31, 2000, the Fund paid sub-advisory fees of $3,236,400 to Janus. If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 2000, this same amount of sub-advisory fees would have been payable by the Fund to Loomis Sayles.

                    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                    THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

REQUIRED VOTE

     The required vote for approval of the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement at the Meeting, the Trustees will consider alternative arrangements for the management of the Fund's portfolio, and the Interim Sub-Advisory Agreement will be terminated not later than 150 days after the Previous Sub-Advisory Agreement was terminated.

III. OTHER INFORMATION

INFORMATION ABOUT THE TRUST

     The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated June 7, 1985. The Trust currently has twelve separate funds.

INFORMATION ABOUT NVEST MANAGEMENT

     Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corporation, is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. (formerly, Nvest Holdings, L.P.) ("CIAM Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) ("CIAMNA") Nvest Distribution Corporation is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. CIAMNA owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. CIAMNA is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French Government. CIAMNA is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of CDC. The eighteen principal subsidiary or affiliated asset management firms of CIAMNA, collectively, have more than $132 billion of assets under management or administration as of December 31, 2000.

     The principal executive officer of Nvest Management is John T. Hailer, who is the President and a trustee of the Trust and whose principal occupation is his position with Nvest Distributor. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corporation, CIAM Holdings, CIAMNA and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT LOOMIS SAYLES

     Loomis Sayles, organized in 1926, is a limited partnership and is one of the oldest investment management firms in the country. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly owned subsidiary of CIAM Holdings. CIAMNA owns the entire limited partnership interest in Loomis Sayles. As of December 31, 2000, Loomis Sayles had approximately $66.5 billion in assets under management. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 555 California Street, San Francisco, California 94104.

     Loomis Sayles acts as an investment adviser to the following mutual funds that have investment objectives and policies similar to those of the Segment, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at December 31, 2000:

                                                            ANNUAL FEE RATE
                                NET ASSETS                 (AS A PERCENTAGE OF
FUND                           (IN MILLIONS)               AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Loomis Sayles
  Aggressive Growth Fund       $173.2                     0.75% of all assets+

Nvest Mid Cap
  Growth Fund                  $0 (anticipated to         0.55% of assets
                               commence operations        up to $1 billion;
                               in mid-March 2001)         0.425% of assets in
                                                          excess of $1 billion++
Loomis Sayles Mid Cap
        Growth Fund            $0 (anticipated to         0.75% of all assets+++
                               commence operations
                               in the beginning
                               of March 2001)

+ Loomis Sayles has agreed, until February 1, 2002, to reduce its advisory fees and/or bear expenses of the Loomis Sayles Aggressive Growth Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

++ Nvest Management has given a binding undertaking, until May 1, 2002, to reduce its advisory fees and/or bear expenses of Nvest Mid Cap Growth Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

+++ Loomis Sayles has agreed, until February 1, 2002, to reduce its advisory fees and/or bear expenses of the Loomis Sayles Mid Cap Growth Fund to the extent necessary to limit total operating expenses to specified annual percentage rates of this fund's average net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Loomis Sayles selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluations, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted equity securities are generally carried out through broker-dealers who make up the primary market for such securities unless, in the judgment of Loomis

Sayles, more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

     Receipt of research services from brokers or dealers may sometimes be a factor in selecting a broker or dealer. These research services include not only a wide variety of reports, publications, subscriptions, quotation services, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice and market analysis, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Segment. Although the New Sub-Advisory Agreement allows for such, receipt of services or products other than brokerage and research services is not a factor in the selection of brokers or dealers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., Loomis Sayles may, however, consider purchases of shares of the Segment and other funds managed by Loomis Sayles by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Segment's securities transactions.

     In placing orders for the purchase and sale of securities for the Segment, Loomis Sayles may cause the Segment to pay a broker-dealer that provides the brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Segment in excess of the amount another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer, viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and other clients for which Loomis Sayles exercises investment discretion. Loomis Sayles' authority to cause the Segment to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Distributor. In addition, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of the Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the policy of best execution.

     For the fiscal year ended December 31, 2000, the Fund paid $184,010 in brokerage commissions (2.19% of the Fund's total brokerage commissions) to Harris Associates Securities, L.P., a registered broker-dealer and an affiliate of Harris Associates L.P., a sub-adviser of a segment of the Fund.

CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and CDC IXIS Asset Management Services, Inc. (formerly Nvest Services Company, Inc.) ("CIS"), a wholly owned subsidiary of Nvest Distribution Corporation, for providing various services to the Fund and its shareholders. For the fiscal year ended December 31, 2000, these payments to CIS amounted to $2,528,938 for transfer agency services and $582,494 for the provision of certain legal and accounting services. For the same period, payments to Nvest Distributor amounted to $1,554,094 for service and distribution (Rule 12b-1) fees for Class A shares, $7,553,563 for service and distribution (Rule 12b-1) fees for Class B shares and $1,440,760 for service and distribution (Rule 12b-1) fees for Class C shares. In addition, Nvest Distributor received from the Fund's shareholders $3,415,869 in sales charges (including contingent deferred sales charges on Class A and B shares) for the fiscal year ended December 31, 2000. These arrangements are not affected in any way by the New Sub-Advisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     Peter S. Voss and John T. Hailer, Trustees of the Trust and the following persons who are officers of the Trust, are also officers or employees of Nvest Management or directors of Nvest Distribution Corp.: John E. Pelletier and Thomas P. Cunningham (collectively, the "Nvest Management Affiliates"). Some of the Nvest Management Affiliates, including Messrs. Voss and Hailer, owned partnership units in Nvest Companies, L.P. (or Nvest, L.P., formerly Nvest Companies, L.P.'s publicly traded advising general partner) or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest Companies, L.P., on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain Nvest Management Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with Nvest Management and soliciting clients of Nvest Management and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Nvest Management Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus pay-ments and in some cases may be substantial in amount, an eligible Nvest Management Affiliate must remain employed by Nvest Management and must agree to refrain from competing with Nvest Management and soliciting clients of Nvest Management.

SIGNIFICANT SHAREHOLDERS

     As of February 14, 2001, the following shareholders owned shares of a class of the Fund beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934):

        NAME AND                                SHARES           PERCENTAGE OF
        ADDRESS OF                           BENEFICIALLY    OUTSTANDING SHARES
CLASS   BENEFICIAL OWNER                        OWNED          OF CLASS OWNED

C       MLPF&S For the sole benefit           796,256.315          11.01%
        of it's customers
        Attn: Fund Administration ML#97UA
        4800 Deer Lake Drive East - 2nd Floor
        Jacksonville, FL  32246-6484

Y       New England Mutual                  2,017,651.697          51.12%
            Life Insurance Company
        Separate Investment Accounting
        Attn: Brenda Harmon
        501 Boylston Street - 6th Floor
        Boston, MA  02116-3769

Y       Metropolitan Life Insurance Co.       758,340.958          19.21%
        c/o Mary Beth Klein
        Insurance Accting - 6th Floor
        501 Boylston Street
        Boston, MA  02116-3769

Y       New England Life Insurance Co.        563,206.245          14.27%
        Insurance Accting - 6th Floor
        Attn: Charles Sullivan
        501 Boylston Street
        Boston, MA  02116-3769

Y       New England Life Insurance Co.        416,500.685          10.55%
        c/o Mary Beth Klein
        Insurance Accting - 6th Floor
        501 Boylston Street
        Boston, MA  02116-3769


     As of February 14, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of shares of the Fund.

OTHER MATTERS

     Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although at least 50% of the outstanding shares of the Fund must be present or represented at the Meeting in order for Proposal 1 to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and for which the broker does not have discretionary voting power) for purposes of determining the presence of a quorum. With respect to Proposal 1, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposal.

     In the event that a quorum is not present, or if sufficient votes in favor of Proposal 1 are not received by April 20, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of Proposal 1 and will not vote any proxies that direct them to abstain from voting on such Proposal. Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1 mentioned in the Notice of Special Meeting. Nonetheless, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.



March 16, 2001

                                                                      APPENDIX A
                            NVEST STAR ADVISERS FUND

                             Sub-Advisory Agreement
                        (Loomis, Sayles & Company, L.P.)

     Sub-Advisory Agreement (this "Agreement") entered into as of ________, 2001, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Star Advisers Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Adviser").

WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1. SUB-ADVISORY SERVICES.
-------------------------

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (such portion, the "Segment"), and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the

"Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. Obligations of the Manager.
------------------------------

     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regard-ing such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Loomis, Sayles & Company, L.P." and that all use of any designation consisting in whole or in part of "Loomis, Sayles & Company, L.P." (a "Loomis Sayles Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.55% of the first $50 million of its Segment's average daily net assets and 0.50% of its Segment's assets in excess of $50 million. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Segment under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment.

     The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment result will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. GENERAL.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision or this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     d. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.


NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corp., its general partner

By:     ______________________________
Name:   John T. Hailer
Title:  President

Loomis, Sayles & Company, L.P.
By Loomis, Sayles & Company, Incorporated, its general partner

By:     ____________________________
Name:   ____________________________
Title:  ____________________________


NVEST FUNDS TRUST I,
on behalf of its Nvest Star Advisers Fund series

By:     ______________________________
Name:   John T. Hailer
Title:  President

NOTICE

        A copy of the Agreement and Declaration of Trust establishing Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Nvest Star Advisers Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

PROXY CARD - Front

VOTE TODAY BY MAIL,TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697OR LOG ON TO WWW.NVESTFUNDS.COM
***    CONTROL NUMBER:  999  999  999  999  99    ***

Please fold and detach card at perforation before mailing.
PROXY SOLICITED BY THE BOARD OF TRUSTEES
PROXY FOR SPECIAL MEETING OFSHAREHOLDERS ON APRIL 20, 2001

NVEST STAR ADVISERS FUND

The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Nvest Star Advisers Fund (the "Fund") on April 20, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

Date
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature(s) (if held jointly)



STAR

PROXY CARD - Back

Please fold and detach card at perforation before mailing.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal. Please fill in box as shown using black or blue ink or #2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
Please vote by filling in the appropriate box below.

1. Approval of a new sub-advisory agreement relating to a segment of the Nvest Star Advisers Fund (the "Fund") among Nvest Funds Trust I, on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

FOR       AGAINST     ABSTAIN
[ ]         [ ]         [ ]


STAR

Email will be sent from EDELIVERY@PROXYWEB.COM
Subject will be: Nvest Star Advisers Fund Shareholder Meeting

Thank you for taking advantage of Nvest Funds E-delivery. This E-mail is notification that proxy materials for the Nvest Star Advisers Fund Shareholder Meeting to be held on April 20,2001 are available at the Web address indicated below.

NVEST STAR ADVISERS FUND

NOTICE OF SPECIAL MEETING
To Be Held on April 20, 2001

A Special Meeting (the "Meeting") of shareholders of Nvest Star Advisers Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at 2:00 p.m.

At the Meeting, the shareholders of the Fund will be asked to consider and vote to approve a new sub-advisory agreement relating to a segment of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P. and such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has unanimously approved the new sub-advisory agreement and recommends that you vote FOR the proposal. Please read the accompanying Proxy Statement for a more complete discussion of the new sub-advisory agreement.

By order of the Board of Trustees,
John E. Pelletier, Secretary

You can read the proxy materials at the following Web site:
HTTP://WWW.NVESTFUNDS.COM/PUBLIC/WHATS_NEW/PROXY_VOTING01.ASP
-------------------------------------------------------------
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Web site:
HTTP://WWW.PROXYWEB.COM/
------------------------
(If your E-mail software supports it, simply click on the link)

To enter the http://www.proxyweb.com site, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888


There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call Nvest Funds at 800-225-5478. Thank you.

SCRIPT FOR TOUCH-TONE TELEPHONE VOTING
NVEST STAR ADVISERS FUND
Telephone Number: 888-221-0697



OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

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"Welcome. Please enter the control number located on the upper portion of your proxy card."

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WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

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"To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."
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OPTION 1: VOTING THE PROPOSAL AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:

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"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
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IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

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"Thank you for voting."
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CALL IS TERMINATED.

OPTION 2: VOTING OTHER THAN THE BOARD RECOMMENDS


IF SHAREHOLDER ELECTS TO VOTE THE PROPOSAL OTHER THAN AS THE BOARD RECOMMENDS, HE/SHE WILL HEAR:

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"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
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AFTER THE VOTE IS CAST FOR PROPOSAL 1, THE SHAREHOLDER WILL HEAR:

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"Your vote has been cast as follows: Proposal 1: (VOTE IS GIVEN). If this is correct, press 1. If incorrect, press 0."

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IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

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"Thank you for voting."
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CALL IS TERMINATED.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                            NVEST STAR ADVISERS FUND

               THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL.

Proposal 1. Approval of a new sub-advisory agreement relating to a segment of the Nvest Star Advisers Fund (the "Fund") among Nvest Funds Trust I, on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


Please refer to the proxy statement for discussion of this matter.
This proxy when properly submitted will be voted in the manner directed herein by the shareholder. Votes submitted by this method must have an indicated choice to be accepted.



To receive email confirmation, enter your email address here:


              PRESS THIS BUTTON TO [OBJECT OMITTED]YOUR PROXY VOTE.

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.


          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.

                             [NVEST FUNDS WEBSITE]


[NVEST FUNDS LOGO APPEARS HERE]

[WEBSITE PAGE LINKS APPEAR HERE]

NVEST STAR ADVISERS FUND PROXY Q&A

Q. WHAT IS THE PROPOSAL ABOUT?
Janus Capital Corporation determined to resign as a subadviser to Nvest Star Advisers Fund and notified Nvest Funds Management, L.P. of that decision in February. As a result, the Nvest Funds Board of Trustees has voted to terminate the contract with Janus Capital Corporation in order to appoint Loomis Sayles as subadviser for this segment on an interim basis, pending shareholder approval. The mid-cap growth team at Loomis Sayles, led by Chris Ely, manages the portfolio effective as of March 1, 2001. The primary reason for Janus' decision relates to diverging business interests of Janus and Nvest Funds Management. This new agreement will become effective May 1, 2001, pending shareholder approval. Your vote is necessary to approve the proposed new subadvisory agreements.


Q. WHAT STRENGTHS DOES THE LOOMIS TEAM BRING TO THE FUND?
The Loomis, Sayles & Company mid-cap growth team is a highly regarded institutional and retail fund manager. The three-member Ely team has over 40 years of investment experience, including working together for several years. They also manage an aggressive mid-cap growth fund and a small-cap growth fund at Loomis, and a small-cap segment of Nvest Star Small Cap Fund. The three team members are intimately familiar with the management, culture and competitive nuances of many mid-cap company stocks since the team first researched these holdings as growing small-cap companies. They have established guidelines, price targets and buy-sell disciplines, as well as the research strength of Loomis Sayles.


Q. HOW WILL THE PROPOSED CHANGES AFFECT THE FUND?
The overall Fund objectives remain the same. The Fund will be well-diversified with the four segments. Recently, with this transition from Janus to Loomis Sayles, the assets of the Fund were re-allocated among the four segments to enhance diversification. Nvest Funds Management, L.P., the Fund's adviser, feels strongly these changes are very positive and will contribute to the Fund's long-term performance and benefit shareholders.


REMEMBER - YOUR VOTE COUNTS!
Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


YOU CAN VOTE ON THE INTERNET, OR BY TOLL-FREE TELEPHONE, IF YOU PREFER.
You can use the Internet or your telephone if you want to vote electronically. Please see your proxy card for more information. Just follow the helpful instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone or the Internet.


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For more complete information, including a prospectus, please contact your financial adviser. You may also VIEW a current prospectus online, ORDER LITERATURE through our site, or contact an Nvest Funds Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.



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             NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE
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                        [NVEST FUNDS LOGO APPEARS HERE]

     COPYRIGHT(C)2000 NVEST FUNDS DISTRIBUTOR, L.P. - ALL RIGHTS RESERVED.

                                [NVEST WEBSITE]

[NVEST FUNDS LOGO APPEARS HERE]
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Online Proxy Voting

Nvest Funds Management, L.P. has announced important proposals regarding Nvest Balanced Fund and Nvest Star Advisers Fund, which require a shareholder vote.

Balanced Fund                                    Star Advisers Fund
o  Balanced Fund Proxy Q&A                       o  Star Advisers Fund Proxy Q&A

o  Download a PDF file* of the official proxy    o  Download a PDF file* of the
   statement                                        official proxy statement

o  Enter our Electronic Proxy Voting Center      o  Enter our Electronic Proxy
                                                    Voting Center


Remember - Your Vote Counts!

Important note: If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


IF YOU VOTE ELECTRONICALLY, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

However, if you want to change your vote you may do so using the proxy card, telephone or Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 800-225-5478.


* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.


For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order literature through our site, or contact an Nvest Funds Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

--------------------------------------------------------------------------------
             NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARENTEE
--------------------------------------------------------------------------------

                        [NVEST FUNDS LOGO APPEARS HERE]

      Copyright(C)2000 Nvest Funds Distributor, L.P. - All rights reserved.

                             [NVEST FUNDS WEBSITE]

[NVEST FUNDS LOGO APPEARS HEAR]


Online Proxy Voting

Nvest Funds Management, L.P. has announced important proposals regarding Nvest Balanced Fund and Nvest Star Advisers Fund, which require a shareholder vote. To gain a better understanding of the proposals and help answer your clients' questions, take a look at our proxy Q&A for each fund and the formal proxy statements themselves:


BALANCED FUND                                    STAR ADVISERS FUND
o Balanced Fund Proxy Q&A                        o Star Advisers Fund Proxy Q&A

o Download a PDF file* of the official proxy     o Download a PDF file* of the
  statement                                        official proxy statement


EVERY VOTE COUNTS!

IMPORTANT NOTE: If your clients own shares in more than one account, they should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which may delay the meeting. Your clients may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


JUST A REMINDER:


If your clients do vote electronically, they do not need to mail their proxy card. However, if your clients want to change their vote, this may be done using the proxy card, telephone or Internet.


* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.



                          For Broker / Dealer Use Only

                        [NVEST FUNDS LOGO APPEARS HERE]

      Copyright(C)2000 Nvest Funds Distributor, L.P. - All rights reserved.

                             [NVEST FUNDS WEBSITE]

                    [NVEST FUNDS HOMEPAGE APPEARS HOMEPAGE]

ONLINE PROXY VOTING
-------------------
For Star Advisers Fund and Balanced Fund shareholders.

On February 23, the Board of Directors voted on important proposals. As shareholders, your approval is necessary to finalize the recommendations. Please be sure to cast your vote!